Exhibit 10.03

SECOND AMENDMENT TO THE PRODUCTION SHARING CONTRACT

BETWEEN

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE REPRESENTED

BY THE

AGENCIA NACIONAL DO PETROLEO DE SAO TOME AND

PRINCIPE

AND

EQUATOR EXPLORATION STP BLOCK S LIMITED FOR

BLOCK "5"

This SECOND AMENDMENT TO THE PRODUCTION SHARING CONTRACT is made and entered into on this 15 day of September 2015 by and between:

(1)	THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE represented by the Agencia Nacional do Petroleo de Sao Tome e Principe; and

(2)

EQUATOR EXPLORATION STP BLOCK 5 LIMITED, a company organized and existing under the laws of the British Virgin Islands with registration number 1000133 whose registered office is a t Craigmuir Chambers, Road Town, Tortola British Virgin Islands with  a branch registered in Sao Tome & Principe with the Guiche Unico no. 343/012 and located at Avenida da Independencia, no. 392, Sao Tome (the "Contractor").

BACKGROUND:

The Agencia  Nacional  do Petroleo  de Sao Tome e Principe,  with the approval  of the government  of Sao Tome e Principe,  and  the Contractor  have previously  entered  into a Production  Sharing Contract  dated  as of  18th  day of April  2012 ( the  "Contract")  and an Amendment  dated  as of 24th day of November  2014 (the "First Amendment").

(A)

The Contractor  has requested  in a letter dated  29th  of April  2015 approval  to readjust the quantities of the 20 and 30 seismic data acquisition commitment  within  the Exclusive  Economic  Zone  Block 5 Contract Area  and  the Agencia  Nacional  do Petr6leo de Sao Tome e Principe  has agreed  to such request.

(B)	The Parties now wish to amend the Contract to provide for the agreed amendment.

NOW, THEREFORE, IT IS AGREED as follows:

1.	DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Contract or as defined in the Petroleum Law or the Petroleum Taxation Law. The following word shall have the following meaning:

"Second Amendment" means this amendment to the Contract executed and delivered through mutual agreement in writing between the Parties hereto pursuant to clause 27 of the Contract;

2.	AMENDMENT

The section listed below from the Contract is hereby deleted and restated in its entirety as follows:

7.2    The minimum Work Program for each phase of the Exploration Period is as follows (the "Minimum Work Obligations"):

Phase I: The Contractor shall:

•	reprocess all existing two dimensional seismic data (20) within the block;
•	carry out Geological & Geophysical studies (AVO. geochemical studies, sequence stratigraphy);
•	carry out environmental studies;
•	acquire magnetic and gravity surveys covering the full block;
•	acquire, process and interpret a minimum of one thousand four hundred square kilometres of three dimensional seismic data (1400 km2 of 30);
•

hand over full documentation of the interpretation and an extensive evaluation report covering all relevant stratigraphic levels in the full block. based on all existing two dimensional seismic data (20) and three dimensional seismic data (30) to the National Petroleum  Agency no later than two (2) months before the expiry of phase I.

Phase II: If the Contractor elects to enter phase II then during such phase II of the Exploration period the Contractor shall:

•	carry out environmental studies;
•	drill one (1) Exploration Well to a minimum T/D of 5500 meters TYO subsea on the Contract area; and
•	carry out technical and economical evaluation studies of discoveries and remaining prospectivity.

Phase Ill: If the Contractor elects to enter phase III of the Exploration Period, then during such phase III the Contractor shall:

•	carry out environmental studies;
•	drill one (1) Exploration Well or Appraisal Well;
•	drill one (1) optional Exploration Well or Appraisal Well: and
•

carry out technical and economical evaluation studies of discoveries and remaining prospectivity. In case of a Commercial Discovery, submit a declaration of a Commercial Discovery and submit a Field Development Program.

3.	EFFECTIVE DATE

This Amendment will become effective on the 15th May 2015.

4.	MISCELLANEOUS
4.1.	Except as set forth in this Amendment, the Contract is unaffected and shall continue in full force and effect in accordance with its terms.
4.2.	This Amendment shall be deemed incorporated into, and a part of, the Contract.
4.3.	If there is a conflict between this Second Amendment and the Contract or the First Amendment, the terms of this Second Amendment will prevail.

IN WITNESS WHEREOF the Parties have caused this Second Amendment to be duly executed as of the day and year first above written.

SIGNED AND DELIVERED for and on behalf of:

THE STATE represented by the Agenda Nacional do Petroleo de Sao Tome e Principe

By:	/s/ Orlando Pontes

Name:	ORLANDO SOUSA PONTES

Designation:	EXECUTIVE DIRECTOR

In the presence of:

Name:	ÁLVARO SILVA

Signature:	/s/ Álvaro Silva

Designation:	LEGAL AND ECONOMIC DIRECTOR

SIGNED AND DELIVERED for and on behalf of:
EQUATOR EXPLORATION STP BLOCK 5 LIMITED

By:	/s/ Olapade Durotoye

Name:	OLAPADE DUROTOYE

Designation:	MD

In the presence of:

Name:	JUMOKE TAGBURE

Signature:	/s/ Jumoke Tagbure

Designation:	ATTORNEY